Exhibit 99.2

Advent Software, Inc. Second Quarter 2011 Earnings Highlights July 25, 2011 Advent Investor Relations Contact: InvestorRelations@advent.com

Advent Software, Inc. 2 ADVS Forward-Looking Statements The financial projections under 2011 guidance, and statements regarding our revenue growth, market acceptance and demand for our products that will drive top line growth, international expansion, synergies related to our acquisition of Black Diamond Performance Reporting, LLC, and the momentum of the business, and other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Black Diamond Performance Reporting, LLC, and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2010 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Advent Software, Inc. 3 ADVS Q211 Highlights Annual Contract Value (ACV) for term license and Advent OnDemand contracts was $6.6M Revenue of $80.1M Up 16% from Q210, $1M was generated by Black Diamond 20% of revenue was international, up from 15% in Q210 89% of revenue was recurring GAAP Operating Margin of 13.0% Up 2.0 points from Q210 Non-GAAP Operating Margin of 21.9% Up 1.9 points from Q210 Operating cash flow of $20.2M Repurchased approximately 382K shares at an average price of $26.58 per share Acquired Black Diamond Performance Reporting Purchase price of $72.4M 77 employees Raising full year revenue guidance range to $319M -$323M

Advent Software, Inc. 4 ADVS Q211 Financial Highlights Metric Q210 Q211 $ +/- % +/- Annual Contract Value, including term license and Advent OnDemand contracts ($M) $6.5 $6.6 $0.1 1% Revenue ($M) $69.3 $80.1 $10.8 16% Operating Cash Flow ($M) $17.8 $20.2 $2.4 14% GAAP Operating Margin 10.9% 13.0% 2.0 pts 19% GAAP Diluted EPS $0.09 $0.13 $0.04 43% Non-GAAP Operating Margin1 20.0% 21.9% 1.9 pts 9.4% Non-GAAP Diluted EPS1 $0.16 $0.21 $0.04 26% 1 See reconciliation of GAAP to Non-GAAP measures on slide #13 * Totals, $+/- and % +/ -may not recalculate due to rounding

Advent Software, Inc. 5 ADVS Annual Contract Value ($M) $28 $28 $25.5 Includes Advent OnDemand Contracts * Totals, $+/- and % +/- may not recalculate due to rounding

Advent Software, Inc. 6 ADVS Deferred Revenue and Backlog ($M) Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually) * Totals, $+/- and % +/ - may not recalculate due to rounding

Advent Software, Inc. 7 ADVS Growing Revenue ($M) • Q2 2011 revenue was 80% domestic, 20% international • Q2 2011 revenue was 89% recurring, 11% non-recurring $192 $238 +24% $163 +18% +10% +9% * Totals, $+/- and % +/ - may not recalculate due to rounding +9% +14% YTD $155 YTD

Advent Software, Inc. 8 ADVS Deferred Revenue by Type ($M) $111 $141 $146 $77 * Totals, $+/- and % +/ - may not recalculate due to rounding $154

Advent Software, Inc. 9 ADVS Operating Cash Flow ($M) $58 $70 $40 $72 Quarterly continuing operations data unavailable prior to 2008 * Totals, $+/- and % +/- may not recalculate due to rounding

Advent Software, Inc. 10 ADVS Revenue Components ($M) Q210 Q211 $ +/- % +/- Recurring $61.7 $71.4 $9.7 16% Term License Revenue $26.2 $33.9 $7.7 29% Perpetual Maintenance $18.4 $17.2 ($1.2) (7%) Other Recurring 1 $17.1 $20.4 $3.2 19% Non-Recurring $7.5 $8.6 $1.1 14% Total Revenue $69.3 $80.1 $10.8 16% 1 Includes OnDemand, Data Services, and asset based fees. * Totals, $+/- and % +/ - may not recalculate due to rounding

Advent Software, Inc. 11 ADVS Renewal Rates Q108-Q111 Definition: blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete) Renewal Rate Calculation Annual $ paid for coming year (one qtr. in arrears) Annual $ paid for preceding year

Advent Software, Inc. 12 ADVS 2011 Guidance Guidance Q311 FY11 Total Revenue ($M) $81M - $83M $319M - $323M YoY Revenue Growth 13% - 15% 13% - 14% GAAP Operating Margin 13% - 14% Amortization of Intangibles (% of revenue) 1% - 2% Stock Compensation Expense (% of revenue) 6% - 7% Non-GAAP Operating Margin * 21% - 22% Operating Cash Flow ($M) $81M - $85M YoY Operating Cash Flow Growth 6% - 11% Capital Expenditures, incl. cap’d SW devel. ($M) $12M - $15M Growth of Weighted Average Shares Outstanding, excluding any share repurchase 0.25%-0.75% per quarter Effective Tax Rate (GAAP) 30% – 35% Effective Tax Rate (Non-GAAP) 35% * See reconciliation of GAAP to Non-GAAP guidance on slide #14

Reconciliation of GAAP to Non-GAAP

ADVENT SOFTWARE, INC.
RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, except per share data)
(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations' operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent's underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Three Months Ended June 30, 2011 for Continuing Operations				
	Gross Margin	Gross Margin %	Operating Income	Operating Income %	Net Income
GAAP	$ 52,896	66%	$ 10,382	13%	$ 7,070
Amortization of acquired developed technology	1,384		1,384		1,384
Amortization of other acquired intangibles	-		571		571
Stock-based compensation - cost of revenues	849		849		849
Stock-based compensation - operating expenses	-		3,794		3,794
Acquisition related expenses	-		486		486
Restructuring charges	-		48		48
Income tax adjustment for non-GAAP (1)	-		-		(2,852)
Non-GAAP	$ 55,129	69%	$ 17,514	22%	$ 11,350
Diluted net income per share					
GAAP					$ 0.13
Non-GAAP					$ 0.21
Shares used to compute diluted net income per share					55,111

	Three Months Ended June 30, 2010 for Continuing Operations				
	Gross Margin	Gross Margin %	Operating Income	Operating Income %	Net Income
GAAP	$ 48,485	70%	$ 7,572	11%	$ 4,847
Amortization of acquired developed technology	845		845		845
Amortization of other acquired intangibles	-		331		331
Stock-based compensation - cost of revenues	690		690		690
Stock-based compensation - operating expenses	-		3,853		3,853
Restructuring charges	-		555		555
Income tax adjustment for non-GAAP (1)	-		-		(2,270)
Non-GAAP	$ 50,020	72%	$ 13,846	20%	$ 8,851
Diluted net income per share					
GAAP					$ 0.09
Non-GAAP					$ 0.16
Shares used to compute diluted net income per share					54,107

(1) The estimated non-GAAP effective tax rate was 35% for the three months ended June 30, 2011 and 2010, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes.

Advent Software, Inc. 13

Advent Software, Inc. 14 Reconciliation of GAAP to Non-GAAP Guidance Projected GAAP 13% to 14% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 1% to 2% Projected stock based compensation adjustment 6% to 7% Projected non-GAAP 21% to 22% Twelve Months Ended December 31, 2011 Continuing Operations Operating Income % Advent Software, Inc. Reconciliation of Projected Continuing Operations' GAAP Operating Income % to Non-GAAP Operating Income % (Preliminary and unaudited) Advent provides projections of non-GAAP measures of its continuing operations' operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations' GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations' underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.